Subsequent Event	12 Months Ended
Dec. 31, 2013
Subsequent Event [Abstract]
Subsequent Events
Subsequent Event

In January 2014, we completed the current $7.5 billion stock repurchase program as we entered into a definitive agreement with Citibank, N.A. to purchase shares of our common stock under an accelerated stock repurchase transaction (January ASR Agreement). Pursuant to the terms of the January ASR Agreement, we have agreed to repurchase approximately $1.7 billion of our common stock from Citibank, N.A., with an immediate delivery of approximately 17.7 million shares. The final number of shares to be repurchased and the aggregate cost to Caterpillar will be based on Caterpillar's volume-weighted average stock price during the term of the transaction, which is expected to be completed in March 2014.

In addition, in January 2014, the Board authorized the repurchase of $10 billion of Caterpillar stock, which will expire on December 31, 2018.